UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ----------------------------------------------

                             HENDERSON GLOBAL FUNDS
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                         Copy to:

       CHRISTOPHER K. YARBROUGH                             CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1700                     VEDDER PRICE P.C.
        CHICAGO, ILLINOIS 60611                         222 NORTH LASALLE STREET
                                                        CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1: REPORT TO SHAREHOLDERS.

Logo: Henderson
      Global Investors

HENDERSON GLOBAL FUNDS
PICTURE OF TWO GLOBES

ANNUAL REPORT
DECEMBER 31, 2008

GLOBAL REAL ESTATE EQUITIES FUND
INTERNATIONAL EQUITY FUND

TABLE OF CONTENTS


LETTER TO SHAREHOLDERS..............................................2

GLOBAL REAL ESTATE EQUITIES FUND....................................
Commentary..........................................................3
Performance summary.................................................5

INTERNATIONAL EQUITY FUND...........................................
Commentary..........................................................6
Performance summary.................................................8

PORTFOLIOS OF INVESTMENTS...........................................9

STATEMENTS OF ASSETS AND LIABILITIES................................14

STATEMENTS OF OPERATIONS............................................15

STATEMENTS OF CHANGES IN NET ASSETS.................................16

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY......................17

FINANCIAL HIGHLIGHTS................................................18

NOTES TO FINANCIAL STATEMENTS.......................................20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............25

OTHER INFORMATION...................................................26

TRUSTEES AND OFFICERS...............................................28




International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition, the Global Real Estate Equities Fund and the International Equity Fund are non-diversified meaning they may invest in a smaller number of issuers. As such, investing in these Funds may involve greater risk and volatility than investing in more diversified funds.

The Global Real Estate Equities Fund is concentrated in a single industry meaning the Fund carries greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries. Special risks are also associated with investments in securities of companies engaged in property markets.

The views in this report were those of the Fund managers as of December 31, 2008, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

HENDERSON GLOBAL FUNDS                                    LETTER TO SHAREHOLDERS


Dear fellow shareholder,


We are pleased to provide the annual report for the Henderson Global Real Estate Equities Fund and the Henderson International Equity Fund, which covers the period ended December 31, 2008.

Over the past six months, governments and central banks around the world have continued to implement fiscal and monetary stimuli in response to the ongoing economic crisis. Consumer confidence has plummeted globally as unemployment has risen and the economic outlook has deteriorated. There is widespread belief that if policymakers cannot repair the monetary transmission mechanism, business and consumer confidence will continue to slide further and may even prompt a prolonged period of deflation.

In response, central banks have cut interest rates to historic lows and governments have injected capital into troubled firms. Given the already low levels of interest rates, the practice of "quantitative easing," or injecting new money into the financial system, may be one of the most powerful weapons still available to central governments to battle this crisis and we expect to see more of it in the months to come.

Most of us have not experienced markets like these in our lifetimes. Some have asked whether Henderson is at risk like much of the rest of the Financial sector. Let me reassure you, we are not a leveraged business with the capital constraints of those firms which have perished. There should be no doubt that Henderson is a stable business with a consistent strategy and a strong balance sheet.

In the midst of all of this turmoil, we believe there are reasons to stay the course. While individual company fundamentals were all but ignored in 2008, as large-scale macroeconomic events led to an indiscriminate global market sell-off, we are anticipating an environment in 2009 where individual companies are once again differentiated by the market. We expect the next several years to be a time in which businesses will be differentiated on the basis of core fundamentals, with particular attention given to balance sheet quality. As winners and losers emerge within industries, their respective stock prices should be rewarded or punished accordingly. We believe this "macro to micro" shift is a theme that will increasingly take hold globally throughout 2009, and it is within this transitional phase of equity markets that we feel opportunities will be ripe for stock pickers.

We realize that there remains a good deal of uncertainty about market direction in the shorter term. However, when equity markets do eventually enter the recovery phase, Henderson's bottom-up, opportunistic portfolios should be well-positioned to capitalize on some of the extreme mis-pricings which exist as a result of previous indiscriminate selling. We will continue to focus on companies we believe are high quality with reasonably sound balance sheets and companies with attractive yields. We look forward to the opportunities that lie ahead as we seek to identify differentiated investment ideas that will bring value to our clients' portfolios. We appreciate your trust and support in our Funds and look forward to serving your financial needs in the years to come.

/S/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS                                                COMMENTARY

GLOBAL REAL ESTATE EQUITIES FUND

The total return for the period ended December 31, 2008, was -41.0% (at NAV)*. The FTSE EPRA NAREIT Global Property Index declined 44.4% over the period.

Global financial markets witnessed a series of seismic shocks for the period under review with focus shifting from the financial crisis to the possibility of a severe global recession. Within the property sector, the paralysis in the debt markets continues to raise concerns about the extent and duration of value erosion, and news of several large retailers going into administration added to concerns over the occupational market in 2009. Against such a backdrop, volatility remained at all-time highs and the sector posted its largest declines on record, underperforming wider equity markets.

North America was the best performing market of all regions, although still posted an overall decline of 37.8%**. The property sector made gains through the second and third quarters of 2008, but in a delayed reaction to a meltdown in financial stocks, property shares plunged in October and November. While it is of little consolation, US property stocks surged 17.1%** in December.

Having been overweight in North America for much of the year, we moved to a more neutral position in October. This proved well timed with regional allocation adding value. The market was characterized by rapid share price movements, often unaccompanied by fundamental news. Investments in Equity Residential and Brandywine Realty added value over the period, but equally important to relative performance were underweight positions in General Growth Properties and Developers Diversified Realty, which were driven lower on financing concerns.

Late in the year, given the sharp decline in valuations, we selectively reduced exposures to certain "blue chip" names while adding weight or initiating new positions in what we believed to be value opportunities. We reduced our active allocation to Simon Property Group and placed greater emphasis on what appeared to be a far cheaper alternative, The Macerich Co. We also reduced exposure and closed positions in stocks where we saw increased risk in the occupier market; Boston Properties, Entertainment Properties and Starwood Hotels fell into this category. Overall, we remain broadly neutral among the major property sectors, with a continuing focus on individual stock selection and relative value, expecting fundamentals and relative value to determine relative performance over the medium term.

Asian property equities declined by 45.9%** over the period. Japan outperformed its regional peers, but still fell 27.3%**. Property equities in Singapore declined 53.5%** as investors doubted their ability to refinance a wave of short-term debt due in 2009. Australian property companies, down 59.0%** during the period, continued to be hurt by dysfunctional credit markets and saw a number of dilutive rights offerings. Hong Kong and Chinese stocks rebounded particularly strongly at year end, down 36.9%** overall, in response to interest rate cuts and a four trillion Yuan government stimulus package.

The Fund saw outperformance at a regional level within Asia-Pacific in 2008. Much of the outperformance can be attributed to the successful asset allocation comprising of a significant strategic underweight in Australia, a strategic shift into China and a high cash position. Some performance was lost by being underweight the Japanese Real Estate Investment Trust (REIT) sector, but the strategic underweight in Japanese developers continued to pay off as the sector was sold in response to escalating office vacancies and declines in export growth.


  GLOBAL REAL ESTATE EQUITIES FUND
  TOP 10 LONG-TERM HOLDINGS

                           AS A PERCENTAGE
  SECURITY                   OF NET ASSETS
------------------------------------------
  SUN HUNG KAI
   PROPERTIES, LTD.                  5.7%
  MITSUI FUDOSAN CO., LTD.           5.6
  MITSUBISHI ESTATE CO., LTD.        5.6
  WESTFIELD GROUP                    4.8
  HENDERSON LAND
   DEVELOPMENT CO., LTD.             4.4
  UNIBAIL-RODAMCO                    3.8
  CHINA OVERSEAS LAND &
   INVESTMENT, LTD.                  3.1
  SIMON PROPERTY GROUP, INC.         3.0
  PUBLIC STORAGE                     2.7
  VENTAS, INC.                       2.7

HENDERSON GLOBAL FUNDS                                                COMMENTARY

Over the period, we rotated slightly from defensive names to higher beta stocks in view of their distressed valuations and improving risk-return profiles. In Singapore, our preference for Singapore REITs such as CapitaMall Trust and Ascendas REIT over developers such as Keppel Land and Allgreen proved beneficial. In Japan we reduced our underweight position over the period by increasing holdings in large-cap stocks Mitsui Fudoson and Sumitomo Realty.

At the end of the period our stock exposure in the Asia-Pacific region was 30.5% vs. a benchmark position of 31.7%. Within the region, we remain underweight in Australia and Japan. However, we increasingly see good value in these countries albeit with few catalysts.

The overall European Index return for the period was -53.6%**, with UK property shares down 62.2%**, both declines accentuated by dollar strength relative to local currencies. Stocks in Austria were the hardest hit, down 85%**, driven by corporate governance concerns. Stocks in Belgium, down 18.7%**, and Switzerland, down 11.6%**, showed relative strength due to their defensive qualities. Sweden also performed well in local currency, boosted by larger than expected rate cuts.

The Fund's underweight position in Europe throughout the period added value compared to the benchmark, however, stock selection within the region detracted. The underperformance was attributed to stocks with exposure to Central Eastern Europe and Russia. These stocks saw heavy declines as sentiment towards the region soured and investors looked to reduce risky assets in an illiquid sector. Elsewhere our underweight position in the UK majors proved positive compared to the benchmark, as was our overweight in Sweden, with Wihlborgs and Castellum making strong contributions. French stock ICADE also made strong gains towards the end of the year.

Within Europe, we are focusing on quality companies, where quality refers to the portfolio, balance sheet and management. We significantly reduced exposure to developers and emerging markets during the second half of the year. As of the end of the period, overall exposure to Central Eastern Europe and Russia stood at 1.1%, down from 2.5% at the end of June. We remain underweight in the UK, as we expect companies to need to raise additional equity to support balance sheets in 2009. In the UK we prefer Hammerson and British Land of the majors. We increased our exposure in France over the period, participating in the Klepierre rights issue. We also increased our position in Unibail-Rodamco, which remains the Fund's largest position in Europe, based on the quality of its balance sheet and security of its dividend yield. Elsewhere we added several more defensive names: PSP Swiss in Switzerland, Corio and Wereldhave in the Netherlands.

At a stock level, we expect 2009 to be a year of both distress and potential opportunity. Performance for any given company is likely to continue to reflect the theme of balance sheet strength. We expect to see opportunities in identifying those stocks currently priced for distress but where we feel survival is the more likely outcome.

A sustainable recovery in global capital markets we believe will require a return to more normal levels of consumer and lending activity. Recent government stimuli should have long-term positive implications, which could help the deleveraging process and ultimately stabilize the investment markets. This may encourage yield-hungry investors to revisit the real estate market, which is currently offering attractive dividend yields. Barring further unforeseen economic shocks, we believe many real estate stocks are already valued at attractive levels, and we continue to position the portfolio in the regions, countries and sectors that we think are best placed to weather the current climate.

*    Inception date is February 29, 2008
** Relates to the regional benchmarks of the EPRA / NAREIT Global Total Return Index. All in US$. Past performance is not an indicator of future results. Beta is a measure of the volatility, or systematic risk, of a security or portfolio in comparison to the market as a whole.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

GLOBAL REAL ESTATE EQUITIES FUND

PIE CHART:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

UNITED STATES   41.6%
JAPAN           16.2
HONG KONG       14.0
AUSTRALIA        7.1
FRANCE           5.0
UNITED KINGDOM   4.7
OTHER           11.4

PIE CHART:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

REAL ESTATE INVESTMENT TRUSTS    65.8%
REAL ESTATE MANAGEMENT
  & DEVELOPMENT                  33.2
WIRELESS TELECOMMUNICATION
  SERVICES                        0.7
HOTELS, RESTAURANT & LEISURE      0.3

MOUNTAIN CHART:
INVESTMENT COMPARISON
Value of $10,000
Global Real Estate Equities Fund Class I - $5,902
2/29/08    10,000
3/31/08    10,250
4/30/08    10,860
5/31/08    10,680
6/30/08     9,350
07/31/08    9,450
08/31/08    9,200
09/30/08    8,570
10/31/08    6,150
11/30/08    5,230
12/31/08    5,902

FTSE EPRA/NAREIT Global Index - $5,570
2/29/08    10,000
3/31/08    10,038
4/30/08    10,665
5/31/08    10,403
6/30/08     9,178
7/31/08     9,254
8/31/08     9,062
9/30/08     8,224
10/31/08    5,938
11/30/08    5,076
12/31/08    5,570


TOTAL RETURNS AS OF DECEMBER 31, 2008
                                                                                                                SINCE
                                                               NASDAQ                  THREE        SIX       INCEPTION
                                                               SYMBOL     CLASS        MONTHS      MONTHS      (2/29/08)
------------------------------------------------------------------------------------------------------------------------
Global Real Estate Equities Fund                               HGPIX     Class I      -31.14%     -36.88%      -40.98%
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
FTSEEPRA/NAREIT Global Index                                                          -32.27%     -39.31%      -44.30%
------------------------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 1.33%. However, the Fund's adviser has agreed to voluntarily waive a portion of its fees and or reimburse expenses such that total operating expenses do not exceed 1.15% which is in effect until July 31, 2020. Had certain expenses not been waived or reimbursed during the period, total returns would have been lower. For most recent month end performance, please call 1.800.657.1493.

Returns include reinvestment of dividend and capital gains. Performance results reflect expense subsidies and waivers in effect during periods shown.
Absent these waivers, results would have been less favorable.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The FTSE EPRA/NAREIT Global Index is broken down into eight index families and 141 indices in Asia Pacific, Europe and North America. These include 18 real-time indices covering the world's largest investment markets in various currencies. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                                COMMENTARY

INTERNATIONAL EQUITY FUND

2008 was a terrible year for equity markets. Since the fund's inception, the total return for the period ended December 31, 2008, was -40.2% (at NAV). The MSCI EAFE Index declined 37.3% over the period. The credit crisis worsened throughout the year, culminating in the collapse of Lehman Brothers in mid-September. With hindsight, we believe allowing Lehman to go under was a policy mistake, which led to an abrupt freeze in economic activity worldwide. In the second half of the year, equity markets across the globe fell sharply as concern shifted from the credit crisis to its impact on the real economy. With credit markets effectively closed and the macroeconomic environment deteriorating rapidly, policymakers globally recognized that the time for concern about moral hazard had passed. They increased efforts to stimulate their economies with fiscal and monetary policy. The Bank of England cut interest rates by 3.5% to 2.0%, while the Federal Reserve cut to a range of 0-0.25%. Together with huge fiscal stimulus packages announced by the Chinese and US governments, this helped equity markets to rally into the year end.

The ongoing global growth scare and resulting re-rating of growth has impacted our investment style, and the portfolio has underperformed the MSCIEAFE Index as a result. Much of the underperformance can be attributed to our holdings in Energy-related names which were impacted by the oil price environment. Brazil's Petrobras was impacted as well as exploration and production companies Saipem and Cairn Energy.

A number of our defensive growth names held up relatively well, particularly Fresenius (healthcare), Nestle (consumer staples), Secom (security) and Syngenta (agricultural chemicals), thanks to their stable revenues. Our holdings in the materials sector disappointed as macroeconomic concerns continued to weigh on commodity prices. Rio Tinto was particularly weak following rival BHP Billiton's decision to pull out of its takeover approach.

Of our small cap holdings, German foundation engineering company Bauer was the standout performer. The company operates in a true niche area, with significant barriers to entry due to the complexity of the projects it undertakes. It posted very strong results during the period and raised its earnings guidance.

In the current environment, we believe it is important to remain faithful to our investment philosophy and process. We remain focused on company fundamentals and seek to invest in companies that we believe will exhibit competitive growth over the long-term, and whose valuations are attractive.

We are particularly attracted to companies that we believe offer strong defensive growth characteristics, which should continue to grow despite the difficult macroeconomic backdrop. During the period, a new position was initiated in America Moviles, the South American telecom operators, as we believe that its services are more defensive in a downturn than valuations currently imply. We also added Red Electrica, the Spanish utility and Japanese electronic security system company Secom both of which should prove resilient to the economic slowdown.

We have been increasing our exposure to China, and particularly to companies which we believe may benefit from the Chinese government's recently announced fiscal stimulus package. Examples include China Communications Construction and China Railway Construction. We believe that the Chinese economy is better-positioned than most to weather the current crisis, not least because of the government's extensive foreign currency reserves. We also initiated a position in Hong Kong based Hang Lung Properties. Hang Lung should benefit from the long-term outlook for commercial


  INTERNATIONAL EQUITY FUND
  TOP 10 LONG-TERM HOLDINGS

                            AS A PERCENTAGE
  SECURITY                    OF NET ASSETS
-------------------------------------------
  FRESENIUS SE                       4.5%
  NINTENDO CO., LTD.                 4.3
  NESTLE S.A.                        4.1
  ROCHE HOLDING AG                   4.0
  VODAFONE GROUP PLC                 3.7
  WILMAR INTERNATIONAL, LTD.         2.8
  SYNGENTA AG                        2.6
  INBEV NV                           2.6
  MITSUBISHI UFJ FINANCIAL
   GROUP, INC.                       2.6
  SERCO GROUP PLC                    2.5

HENDERSON GLOBAL FUNDS                                                COMMENTARY

property in China and its valuation already reflects short-term industry concerns.

We increased our stake in Anheuser-Busch Inbev, the Belgian beer brewer. The merger of Anheuser-Busch has created a dominant global beer company with a diversified and balanced footprint. The revenue and cost synergies that could be extracted by a very efficient management team may generate substantial shareholder value. The stock sold off excessively due to fears created by the rights issue needed to part finance the acquisition and we took advantage of the opportunity presented.

True to our strict sell-discipline, we have cut positions where we believe our investment thesis has been compromised. For example, we sold our position in Singaporean jack-up rig builder Keppel Corp. The company announced contract cancellations from two key customers which we felt would have a significant impact on growth in 2009. During the period we sold Russian food producer, Wimm Bill Dann which, despite its attractive long-term growth prospects is likely to continue to suffer from the volatile political environment in Russia. Additionally, we sold our position in Japanese mining and construction equipment manufacturer Komatsu. In-depth research conducted confirmed that it was having difficulty passing on the rising cost of its raw materials to its customers and is being adversely affected by slower economic growth.

The market remains extremely volatile and we believe this volatility will continue until investors can ascertain a realistic worst case scenario for the economy. The length and depth of the recession remains difficult to predict, with the financial crisis having complicated historical comparisons. Earnings estimates continue to be cut, but are slowly becoming more believable. We continue to believe that as the unparalleled response from policymakers worldwide begin to take effect, confidence may return, highlighting the attractive valuation that many equities have fallen to. On a longer term horizon we remain of the view that the current environment does present an opportunity to buy into international markets at attractive valuations.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

INTERNATIONAL EQUITY FUND

PIE CHART:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

SWITZERLAND             18.2%
JAPAN                   15.8
UNITED KINGDOM          14.2
GERMANY                 12.7
SINGAPORE                7.4
CHINA                    6.8
OTHER                   24.9

PIE CHART:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

FINANCIALS              21.0%
INDUSTRIALS             17.7
HEALTH CARE             15.8
CONSUMER STAPLES        12.2
INFORMATION TECHNOLOGY   9.3
CONSUMER DISCRETIONARY   7.3
OTHER                   16.7

MOUNTAIN CHART:
INVESTMENT COMPARISON
Value of $10,000

INTERNATIONAL EQUITY FUND CLASS I - $5,985
1/31/08         10,000
2/29/08         10,020
3/31/08         10,020
4/30/08         10,800
5/31/08         11,170
6/30/08         10,580
07/31/08        10,020
08/31/08         9,350
09/30/08         7,830
10/31/08         6,020
11/30/08         5,500
12/31/08         5,985

MSCI EAFE INDEX - $6,273
1/31/08         10,000
2/29/08         10,146
3/31/08         10,045
4/30/08         10,603
5/31/08         10,726
6/30/08          9,851
7/31/08          9,536
8/31/08          9,151
9/30/08          7,832
10/31/08         6,252
11/30/08         5,917
12/31/08         6,273

TOTAL RETURNS AS OF DECEMBER 31, 2008
                                                                                                                SINCE
                                                              NASDAQ                   THREE        SIX       INCEPTION
                                                              SYMBOL      CLASS        MONTHS      MONTHS      (1/31/08)
------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                      HIEIX     Class I      -23.57%     -43.44%      -40.15%
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                                       -19.90%     -36.32%      -37.27%
------------------------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 1.31%. However, the Fund's adviser has agreed to voluntarily waive a portion of its fees and or reimburse expenses such that total operating expenses do not exceed 1.15% which is in effect until July 31, 2020. Had certain expenses not been waived or reimbursed during the period, total returns would have been lower. For most recent month end performance, please call 1.800.657.1493.

Returns include reinvestment of dividend and capital gains. Performance results reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a capitalization-weighted index that monitors the performance of stocks from Europe, Australasia and The Far East. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS


GLOBAL REAL ESTATE EQUITIES FUND
DECEMBER 31, 2008
                                                   VALUE
   SHARES                                        (NOTE 2)
   ------                                        --------

COMMON STOCKS - 32.25%

             AUSTRIA - 0.28%
        947  Warimpex Finanz-und
             Beteiligungs AG .................   $  1,647
                                                 --------

             FINLAND - 0.44%
        650  Technopolis Oyj .................      2,616
                                                 --------

             HONG KONG - 13.23%
     13,000  China Overseas Land &
             Investment, Ltd. ................     18,275
      7,000  Henderson Land Development
             Co., Ltd. .......................     26,150
      4,000  Sun Hung Kai Properties,
             Ltd. ............................     33,633
                                                 --------
                                                   78,058
                                                 --------

             JAPAN - 13.74%
      2,000  Mitsubishi Estate Co., Ltd. .....     32,982
      2,000  Mitsui Fudosan Co., Ltd. ........     33,236
      1,000  Sumitomo Realty & Development
             Co., Ltd. .......................     14,899
                                                 --------
                                                   81,117
                                                 --------

             SINGAPORE - 1.12%
      3,000  CapitaLand, Ltd. ................      6,591
                                                 --------

             SWEDEN - 1.46%
        600  Castellum AB ....................      4,667
        310  Wihlborgs Fastigheter AB ........      3,942
                                                 --------
                                                    8,609
                                                 --------

             SWITZERLAND - 1.01%
        120  PSP Swiss Property AG ...........      5,955
                                                 --------

             UNITED KINGDOM - 0.30%
        450  Development
             Securities plc ..................      1,744
                                                 --------

             UNITED STATES - 0.67%
        244  SBA Communications Corp.
             Class A .........................      3,982
                                                 --------

             TOTAL COMMON STOCK ..............    190,319
             (Cost $253,016)                     --------


REIT AND REIT - LIKE INSTRUMENTS - 62.19%

             AUSTRALIA - 6.67%
      8,500  Dexus Property Group ............      4,939
     11,025  Goodman Group ...................      5,846
      3,100  Westfield Group .................     28,563
                                                 --------
                                                   39,348
                                                 --------

                                                   VALUE
   SHARES                                        (NOTE 2)
   ------                                        --------
             CANADA - 4.25%
        327  Boardwalk Real Estate
             Investment Trust ................   $  6,771
        789  Calloway Real Estate
             Investment Trust ................      7,254
        379  Canadian Real Estate
             Investment Trust ................      6,929
        313  Northern Property Real Estate
             Investment Trust ................      4,110
                                                 --------
                                                   25,064
                                                 --------

             FRANCE - 4.75%
        240  Klepierre .......................      5,838
        150  Unibail-Rodamco .................     22,206
                                                 --------
                                                   28,044
                                                 --------

             JAPAN - 1.52%
          1  Japan Real Estate
             Investment Corp. ................      8,987
                                                 --------

             NETHERLANDS - 2.22%
         95  Corio N.V. ......................      4,343
        100  Wereldhave N.V. .................      8,758
                                                 --------
                                                   13,101
                                                 --------

             UNITED KINGDOM - 4.16%
      1,200  British Land Co., plc ...........      9,506
        400  Derwent London plc ..............      4,170
        850  Great Portland
             Estates plc .....................      3,177
      1,000  Hammerson plc ...................      7,692
                                                 --------
                                                   24,545
                                                 --------

             UNITED STATES - 38.62%
        303  Acadia Realty Trust .............      4,324
        148  Alexandria Real Estate
             Equities, Inc. ..................      8,930
        399  Apartment Investment &
             Management Co., Class A .........      4,608
        153  AvalonBay Communities, Inc. .....      9,269
        607  BioMed Realty Trust, Inc. .......      7,114
        875  Brandywine Realty Trust .........      6,746
        521  Cogdell Spencer, Inc. ...........      4,877
        234  Digital Realty Trust, Inc. ......      7,687
        491  Douglas Emmett, Inc. ............      6,412
        190  EastGroup Properties, Inc. ......      6,760
        120  Equity Lifestyle Properties, Inc.      4,603
        464  Equity Residential ..............     13,837
         90  Essex Property Trust, Inc. ......      6,908
        140  Federal Realty Investment Trust        8,691
        379  Inland Real Estate Corp. ........      4,919
        468  LaSalle Hotel Properties ........      5,171
        136  Mid-America Apartment
             Communities, Inc. ...............      5,054

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

GLOBAL REAL ESTATE EQUITIES FUND
DECEMBER 31, 2008 (CONTINUED)

                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------
             UNITED STATES - (continued)
        298  National Retail Properties, Inc.    $  5,123
        347  Nationwide Health Properties, Inc.     9,966
        338  Omega Healthcare Investors, Inc.       5,398
        894  ProLogis ........................     12,418
         87  PS Business Parks, Inc. .........      3,885
        203  Public Storage ..................     16,139
        168  Regency Centers Corp. ...........      7,846
        334  Simon Property Group, Inc. ......     17,745
        288  SL Green Realty Corp. ...........      7,459
        862  Sunstone Hotel Investors, Inc. ..      5,336
        265  The Macerich Co. ................      4,812
        474  Ventas, Inc. ....................     15,912
                                                 --------
                                                  227,949
                                                 --------

             TOTAL REIT AND
             REIT - LIKE INSTRUMENTS .........    367,038
             (Cost $456,361)                     --------


RIGHTS - 0.03%

             HONG KONG - 0.03%
        520  China Overseas Land &
             Investment, Ltd.
             Expires 1/21/2009 ...............        187
                                                 --------

             TOTAL RIGHTS ....................        187
             (Cost $0)                           --------


             TOTAL LONG TERM
             INVESTMENTS .....................    557,544
             (Cost $709,327)                     --------


SHORT TERM INVESTMENT - 0.83%

      4,924  Fidelity Institutional Treasury
             Portfolio .......................      4,924
                                                 --------

             TOTAL SHORT TERM
             INVESTMENT ......................      4,924
             (Cost $4,924)                       --------


TOTAL INVESTMENTS - 95.30% ...................    562,468
             (Cost $714,301)                     --------


NET OTHER ASSETS AND
             LIABILITIES - 4.70% .............     27,757
                                                 --------

TOTAL NET ASSETS - 100.00%................       $590,225
                                                 ========

REIT -  Real Estate Investment Trust

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
---------------------------------------------------------
Diversified Real Estate.......................      24.99%
Retail REIT...................................      21.05
Specialized REIT..............................      11.51
Office REIT...................................      10.28
Residential REIT..............................       9.35
Diversified REIT..............................       5.76
Industrial REIT...............................       4.24
Real Estate Operating Companies...............       3.21
Real Estate Development.......................       3.13
Wireless Telecomm Services....................       0.67
Hotels, Resorts & Cruise......................       0.28
                                                 --------
Long Term Investments.........................      94.47
Short Term Investment.........................       0.83
                                                 --------
Total Investments.............................      95.30
Net Other Assets and Liabilities..............       4.70
                                                 --------
                                                   100.00%
                                                 ========

                       See Notes to Financial Statements.
10

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

INTERNATIONAL EQUITY FUND
DECEMBER 31, 2008

                                                   VALUE
   SHARES                                        (NOTE 2)
   ------                                        --------
COMMON STOCKS - 91.97%

             AUSTRIA - 1.64%
        654  Andritz AG ......................   $ 16,538
        414  Schoeller-Bleckmann Oilfield
             Equipment AG ....................     12,701
                                                 --------
                                                   29,239
                                                 --------

             BELGIUM - 4.09%
      1,784  Anheuser-Busch InBev N.V. * .....         10
        745  EVS Broadcast Equipment, S.A. ...     26,408
      2,009  InBev NV ........................     46,301
                                                 --------
                                                   72,719
                                                 --------

             BRAZIL - 1.50%
      1,092  Petroleo Brasileiro, S.A., ADR ..     26,743
                                                 --------

             CHINA - 6.47%
     17,000  China Communications
             Construction Co., Ltd.,
             Class H .........................     20,970
      7,000  China Life Insurance Co., Ltd.,
             Class H .........................     21,270
      1,851  China Medical Technologies,
             Inc., ADR .......................     37,501
     23,803  China Railway Construction
             Corp., Ltd., Class H * ..........     35,443
                                                 --------
                                                  115,184
                                                 --------

             CYPRUS - 0.35%
      2,330  Marfin Popular Bank Public
             Co., Ltd. .......................      6,154
                                                 --------

             GERMANY - 8.79%
        541  Bauer AG ........................     22,400
        621  Bayer AG ........................     36,168
        384  Bilfinger Berger AG .............     20,114
        431  Fresenius Medical Care AG
             & Co. ...........................     20,081
        896  GFK AG ..........................     27,517
        168  Muenchener Rueckversicherungs-
             Gesellschaft AG .................     26,157
        676  Wirecard AG .....................      3,943
                                                 --------
                                                  156,380
                                                 --------

             HONG KONG - 2.08%
     17,000  Hang Lung Properties, Ltd. ......     36,938
                                                 --------

             INDONESIA - 1.12%
    105,500  PT Bank Mandiri .................     19,950
                                                 --------


                                                   VALUE
   SHARES                                        (NOTE 2)
   ------                                        --------
             ITALY - 3.79%
      2,100  Autogrill SpA ...................   $ 15,766
      1,156  Saipem SpA ......................     19,161
     13,239  UniCredito Italiano SpA .........     32,452
                                                 --------
                                                   67,379
                                                 --------

             JAPAN - 15.03%
      1,300  Aeon Fantasy Co., Ltd. ..........     11,429
        800  Canon, Inc. .....................     24,791
        100  Cocokara Fine Holdings, Inc. * ..      1,585
        600  Daiichikosho Co., Ltd. ..........      6,178
        200  Disco Corp. .....................      4,088
        200  Hikari Tsushin, Inc. ............      3,803
        200  Hitachi Systems & Services, Ltd.       2,070
        200  IT Holdings Corp. * .............      3,090
     14,000  Juki Corp. ......................     14,541
      7,400  Mitsubishi UFJ Financial
             Group, Inc. .....................     45,435
        200  Nintendo Co., Ltd. ..............     76,052
        200  Sanei-International Co., Ltd. ...      1,962
        600  Secom Co., Ltd. .................     30,705
        300  Xebio Co., Ltd. .................      5,784
        520  Yamada Denki Co., Ltd. ..........     35,816
                                                 --------
                                                  267,329
                                                 --------

             MEXICO - 1.50%
        860  America Movil SAB de C.V.,
             Series L, ADR ...................     26,651
                                                 --------

             NETHERLANDS - 0.05%
        288  Wavin N.V. ......................        933
                                                 --------

             QATAR - 1.03%
      3,850  Commercial Bank of Qatar,
             GDR, (a) (b) (c) * ..............     18,287
                                                 --------

             SINGAPORE - 7.08%
     64,000  Banyan Tree Holdings, Ltd. ......     18,879
     15,000  CapitaLand, Ltd. ................     32,379
     18,000  SC Global Developments, Ltd. ....      6,746
     13,000  StarHub, Ltd. ...................     17,505
     26,000  Wilmar International, Ltd. ......     50,349
                                                 --------
                                                  125,858
                                                 --------

             SPAIN - 4.07%
      2,690  Banco Bilbao Vizcaya
             Argentaria, S.A. ................     32,646
        789  Red Electrica Corp., S.A. .......     39,689
                                                 --------
                                                   72,335
                                                 --------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

INTERNATIONAL EQUITY FUND
DECEMBER 31, 2008 (CONTINUED)

                                                  VALUE
   SHARES                                        (NOTE 2)
   ------                                        --------
             SWITZERLAND - 17.37%
      2,462  ABB, Ltd. * .....................  $  36,486
      1,375  Credit Suisse Group AG ..........     37,372
        469  Lonza Group AG ..................     43,143
      1,881  Nestle S.A. .....................     73,809
        468  Roche Holding AG ................     71,730
        244  Syngenta AG .....................     46,418
                                                ---------
                                                  308,958
                                                ---------

             TAIWAN - 2.47%
      6,036  Fubon Financial Holding
             Co., Ltd., GDR (c) ..............     43,958
                                                ---------

             UNITED KINGDOM - 13.54%
        997  Cairn Energy plc * ..............     28,884
      6,397  Eros International plc * ........     10,347
      4,972  ICAP plc ........................     20,552
      5,871  Man Group plc ...................     20,047
      6,825  Serco Group plc .................     44,206
      2,200  Spectris plc ....................     16,922
      6,672  Tesco plc .......................     34,534
     32,720  Vodafone Group plc ..............     65,390
                                                ---------
                                                  240,882
                                                ---------

             TOTAL COMMON STOCK ..............  1,635,877
             (Cost $2,356,705)                  ---------


PREFERRED STOCK - 3.34%

             GERMANY - 3.34%
      1,017  Fresenius SE ....................     59,324
                                                ---------

             TOTAL PREFERRED STOCK ...........     59,324
             (Cost $81,972)                     ---------


TOTAL LONG TERM INVESTMENTS ..................  1,695,201
             (Cost $2,438,677)                  ---------


SHORT TERM INVESTMENT - 4.20%
     74,792  Fidelity Institutional
             Treasury Portfolio ..............     74,792
                                                ---------

             TOTAL SHORT TERM
             INVESTMENT ......................     74,792
             (Cost $74,792)                     ---------


TOTAL INVESTMENTS - 99.51% ...................  1,769,993
             (Cost $2,513,469)                  ---------



                                                  VALUE
   SHARES                                        (NOTE 2)
   ------                                        --------
NET OTHER ASSETS AND
             LIABILITIES - 0.49% ............. $    8,669
                                               ----------

TOTAL NET ASSETS - 100.00%.................... $1,778,662
                                               ==========

*    Non income producing security

(a)  Restricted security.

(b) 144A securities are those that are exempt from registration under 144A of the securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers. At December 31, 2008 this security represents $18,287, which represented 1.03% of net assets.

(c) Fair valued at December 31, 2008 as determined in good faith using procedures approved by the Trustees of the Trust.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

                       See Notes to Financial Statements.
12

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

INTERNATIONAL EQUITY FUND
DECEMBER 31, 2008 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
---------------------------------------------------------
Diversified Banks...........................       8.71%
Wireless Telecommunication Services.........       6.16
Pharmaceuticals.............................       6.07
Health Care Equipment.......................       5.44
Home Entertainment Software.................       4.27
Packaged Foods & Meats......................       4.15
Diversified Real Estate.....................       3.90
Construction & Engineering..................       3.62
Agricultural Products.......................       2.83
Fertilizer & Agriculture Chemicals..........       2.61
Brewers.....................................       2.60
Environment & Facilities Services...........       2.49
Industrial Conglomerates....................       2.47
Life Sciences Tools & Services..............       2.43
Electric Utilities..........................       2.23
Computer & Electronic Retail................       2.23
Diversified Capital Markets.................       2.10
Heavy Electrical Equipment..................       2.05
Building Heavy Construction.................       1.99
Food Retail.................................       1.94
Oil & Gas Equipment & Services..............       1.79
Security & Alarm Service....................       1.73
Oil & Gas Exploration & Production..........       1.62
Research & Consulting Services..............       1.55
Integrated Oil & Gas........................       1.50
Communications Equipment....................       1.48
Reinsurance.................................       1.47
Office Electronics..........................       1.39
Life & Health Insurance.....................       1.20
Investment Banking & Brokerage..............       1.16
Health Care Services........................       1.13
Asset Management & Custody Banks............       1.13
Hotels, Resorts & Cruise....................       1.06
Electronic Equipment & Instruments..........       0.95
Industrial Machinery........................       0.93
Movies & Entertainment......................       0.93
Restaurants.................................       0.89
Household Appliances........................       0.82
Leisure Facilities..........................       0.64
Real Estate Development.....................       0.38
Specialty Stores............................       0.33
IT Consulting & Other Services..............       0.29
Semiconductor Equipment.....................       0.23
Data Processing & Outsourced Services.......       0.22
Apparel, Accessories & Luxury Goods.........       0.11
Drug Retail.................................       0.09
                                                 --------
Long Term Investments.......................      95.31
Short Term Investment.......................       4.20
                                                 --------
Total Investments...........................      99.51
Net Other Assets and Liabilities............       0.49
                                                 --------
                                                 100.00%
                                                 ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                                                     GLOBAL REAL          INTERNATIONAL
                                                                                 ESTATE EQUITIES                 EQUITY
                                                                                            FUND                   FUND
=======================================================================================================================
ASSETS:
Investments, at value
   Securities                                                                           $557,544             $1,695,201
   Short Term investments                                                                  4,924                 74,792
-----------------------------------------------------------------------------------------------------------------------
Total investments, at value                                                              562,468              1,769,993
Cash                                                                                      11,201                     --
Foreign cash, at value                                                                        --                     15
Dividends and interest receivable                                                          4,235                  5,653
Receivable from investment adviser                                                        35,332                 23,881
Receivable for investment securities sold                                                    519                 13,822
Prepaid expenses and other assets                                                         25,030                 20,183
-----------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                          638,785              1,833,547
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                                                   --                  3,726
Accrued expenses and other payables                                                       48,560                 51,159
-----------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                      48,560                 54,885
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $590,225             $1,778,662
=======================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                                       $1,024,564             $4,059,233
Accumulated undistributed net investment income (loss)                                    (1,153)                52,305
Accumulated net realized loss on investments
   and foreign currency transactions                                                    (281,355)            (1,588,978)
Net unrealized depreciation of investments
   and foreign currency transalations                                                   (151,831)              (743,898)
-----------------------------------------------------------------------------------------------------------------------
                                                                                        $590,225             $1,778,662
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Class I Shares                                                                          $590,225             $1,778,662
=======================================================================================================================
SHARES OUTSTANDING:
Class I Shares (unlimited number of shares authorized)                                   113,057                313,719
=======================================================================================================================
CLASS I SHARES:
Net asset value and redemption price per share                                             $5.22                  $5.67
=======================================================================================================================
Investments, at cost                                                                    $714,301             $2,513,469
=======================================================================================================================
Foreign cash, at cost                                                                        $--                    $15
=======================================================================================================================

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

                       See Notes to Financial Statements.
14

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2008

                                                                                     GLOBAL REAL          INTERNATIONAL
                                                                                 ESTATE EQUITIES                 EQUITY
                                                                                           FUND*                  FUND*
=======================================================================================================================
INVESTMENT INCOME:
Dividends                                                                                $29,532                $81,464
Interest                                                                                     603                  2,952
Foreign taxes withheld                                                                    (1,874)                (7,047)
-----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                                28,261                 77,369
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                                                   6,141                 26,172
Accounting fees                                                                           46,906                 47,508
Audit fees                                                                                38,706                 38,647
Offering expenses                                                                         41,245                 40,791
Custodian fees                                                                            21,528                 20,041
Organization expense                                                                      13,073                  6,465
Printing and postage fees                                                                  1,960                 11,841
Transfer agent fees                                                                        1,628                  1,857
Registration and filing fees                                                               1,528                  1,944
Administrative fees                                                                          272                    945
Compliance Officer fees                                                                       99                    220
Trustees' fees and expenses                                                                   61                    150
Legal fees                                                                                    61                     90
Miscellaneous fees                                                                           821                    856
-----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                        174,029                197,527
-----------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser                               (165,720)              (162,118)
-----------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                            8,309                 35,409
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                     19,952                 41,960
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss from :
   Investment transactions                                                              (259,587)            (1,521,391)
   Foreign currency transactions                                                         (18,309)                (7,172)
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                                          (151,833)              (743,476)
   Translation of other assets and liabilities                                                 2                   (422)
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss                                                        (429,727)            (2,272,461)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                     $(409,775)           $(2,230,501)
=======================================================================================================================

*    Inception date for the Global Real Estate Equities Fund and International
     Equity Fund was February 29, 2008 and January 31, 2008, respectively.

                       See Notes to Financial Statements.
                                                                              15

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS


STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL REAL ESTATE EQUITIES FUND

                                                                                                           PERIOD ENDED
                                                                                                     DECEMBER 31, 2008*
=======================================================================================================================
Net investment income                                                                                           $19,952
Net realized loss on investments and foreign currency transactions                                             (277,896)
Net change in unrealized depreciation of investments and
   foreign currency translations                                                                               (151,831)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                                           (409,775)
-----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class I Shares                                                                                               (65,809)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                (65,809)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions:
   Class I Shares                                                                                             1,065,809
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,065,809
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                      590,225
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                                                                  --
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                                                  $590,225
=======================================================================================================================
Accumulated undistributed net investment loss                                                                   $(1,153)
=======================================================================================================================

*    Inception date for the Global Real Estate Equities Fund was February 29,
     2008.
 INTERNATIONAL EQUITY FUND

                                                                                                           PERIOD ENDED
                                                                                                     DECEMBER 31, 2008*
=======================================================================================================================
Net investment income                                                                                           $41,960
Net realized loss on investments and foreign currency transactions                                           (1,528,563)
Net change in unrealized depreciation of investments and
   foreign currency translations                                                                               (743,898)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                                         (2,230,501)
-----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class I Shares                                                                                               (90,861)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                (90,861)
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class I Shares                                                                                             4,100,024
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              4,100,024
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                    1,778,662
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                                                                  --
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                                                $1,778,662
=======================================================================================================================
Accumulated undistributed net investment income                                                                 $52,305
=======================================================================================================================

*    Inception date for the International Equity Fund was January 31, 2008.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS


STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL REAL ESTATE EQUITIES FUND

                                                                                                           PERIOD ENDED
                                                                                                     DECEMBER 31, 2008*
=======================================================================================================================
AMOUNT
CLASS I SHARES
Sold                                                                                                         $1,000,000
Issued as reinvestment of dividends                                                                              65,809
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $1,065,809
=======================================================================================================================

SHARES
CLASS I SHARES:
Sold                                                                                                            100,000
Issued as reinvestment of dividends                                                                              13,057
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    113,057
=======================================================================================================================

*    Inception date for the Global Real Estate Equities Fund was February 29,
     2008.

INTERNATIONAL EQUITY FUND

                                                                                                           PERIOD ENDED
                                                                                                     DECEMBER 31, 2008*
=======================================================================================================================
AMOUNT
CLASS I SHARES
Sold                                                                                                         $5,108,300
Issued as reinvestment of dividends                                                                              90,861
Redeemed                                                                                                     (1,099,137)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $4,100,024
=======================================================================================================================

SHARES
CLASS I SHARES:
Sold                                                                                                            488,715
Issued as reinvestment of dividends                                                                              16,491
Redeemed                                                                                                       (191,487)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    313,719
=======================================================================================================================

*    Inception date for the International Equity Fund was January 31, 2008.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                         -----------------------------------------      ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET                   REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,         NET          UNREALIZED         FROM           NET         REALIZED
                            BEGINNING   INVESTMENT         LOSS ON       INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD     INCOME         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL REAL ESTATE EQUITIES FUND
CLASS I
Period Ended 12/31/2008 (a)  $10.00        0.20(b)         (4.32)           (4.12)        (0.66)         0.00          (0.66)


INTERNATIONAL EQUITY FUND
CLASS I
Period Ended 12/31/2008 (a)  $10.00        0.11(b)         (4.13)            (4.02)       (0.31)         0.00          (0.31)

                                                                 RATIOS TO AVERAGE NET ASSETS:
                                                     ------------------------------------------------------
                                                                                        ANNUALIZED RATIO OF
                                                     ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                                                      RATIO OF          RATIO OF          TO AVERAGE NET
       NET ASSET                      NET ASSETS,     OPERATING      NET INVESTMENT       ASSETS WITHOUT
        VALUE,                          END OF       EXPENSES TO         INCOME           WAIVERS AND/OR        PORTFOLIO
        END OF          TOTAL           PERIOD        AVERAGE          TO AVERAGE            EXPENSES           TURNOVER
        PERIOD       RETURN (C)          (000)       NET ASSETS        NET ASSETS           REIMBURSED            RATE
-------------------------------------------------------------------------------------------------------------------------


        $5.22        (40.98)%            $590          1.15%             2.75%                24.01%              183%




        $5.67        (40.15)%          $1,779          1.15%             1.36%                 6.40%              114%



(a) The Henderson Global Real Estate Equities Fund and International Equity Fund commenced operations on February 29, 2008 and January 31, 2008, respectively.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                       See Notes to Financial Statements

                                Spread 18 and 19

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS



NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among 11 series. Nine series of the Trust, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Global Technology Fund, Henderson Industries of the Future Fund, Henderson International Opportunities Fund, Henderson Japan-Asia Focus Fund, Henderson US Focus Fund and Henderson Worldwide Income Fund are not included in this report because their fiscal year end is July 31. Henderson Global Real Estate Equities Fund ("Real Estate Equities") and Henderson International Equity Fund ("International Equity"), collectively, (the "Funds") are each a separate series of the Trust. Each Fund is non-diversified and each Fund offers Class I shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by Real Estate Equities and International Equity.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received and unrealized appreciation (depreciation) reflect amounts of taxable income, capital gain and return of capital report by the REITs, and management's estimates of such amounts for REIT distributions for which actual information has not been reported. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

INDEMNIFICATIONS
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arragements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

USE OF ESTIMATES
The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. The Funds had no outstanding forward foreign currency contracts as of December 31, 2008.

SECURITIES LOANS
The Funds may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds receive a fee from the borrower or retain all or a portion of the interest received on investment of cash collateral. The Funds retain all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Income earned from securities lending is reflected as Net securities lending income on the Statement of Operations. The Fund may call such loans in order to sell the securities involved. During the period ended December 31, 2008, the Funds had no transactions in securities lending.

RESTRICTED SECURITIES
A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At December 31, 2008, the International Equity Fund held restricted securities that were illiquid, representing 1.03% of net assets, as follows:

                                                                        AS A %
                ACQUISITION        ACQUISITION                          OF NET
                   DATE              COST ($)          VALUE ($)        ASSETS
--------------------------------------------------------------------------------

Commercial
Bank of
Qatar          June 27, 2008         47,250             18,287           1.03
--------------------------------------------------------------------------------

EXPENSES
Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

DEFERRED OFFERING COSTS
Costs incurred in connection with the offering and initial registration of Real Estate Equities and International Equity have been deferred in conformity with United States generally accepted accounting principles and are being amortized on a straight-line basis over the first twelve months after commencement of operations. These amounts are reflected as offering expenses in the statement of operations.

FEDERAL INCOME TAXES
The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. The Funds intend to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2008 Global Real Estate Equities had $109,754 accumulated capital loss carryforward expiring on December 31, 2016. International Equity had $335,950 accumulated capital loss carryforward expiring on December 31, 2016.

At December 31, 2008, the following funds deferred post-October losses which will be recognized on the first day of the following year:

                                                                CAPITAL LOSS
                                                                    DEFERRED
------------------------------------------------------------------------------

Real Estate Equities                                              $   88,108
International Equity                                               1,158,963
==============================================================================

On July 13th, 2006, the Financial Accounting Standards Board ("FASB") released interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's tax return for the period ended December 31, 2008 is subject to review by the taxing authorities.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at December 31, 2008, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

                                         ACCUMULATED
                                       UNDISTRIBUTED
                                                 NET         ACCUMULATED
                         PAID-IN          INVESTMENT        NET REALIZED
                         CAPITAL       INCOME/(LOSS)         GAIN/(LOSS)
--------------------------------------------------------------------------

Real Estate Equities    $(41,245)            $44,704           $ (3,459)
--------------------------------------------------------------------------

International Equity     (40,791)            101,206            (60,415)
--------------------------------------------------------------------------

These reclassifications relate to the deductibility of certain expenses and the character of realized gain/losses on foreign currency transactions and PFIC transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the period ended December 31, 2008 were as follows:

YEAR ENDED                                                         ORDINARY
DECEMBER 31, 2008                                                    INCOME
-----------------------------------------------------------------------------

Real Estate Equities                                                $65,809
International Equity                                                 90,861
=============================================================================

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                              UNDISTRIBUTED     UNREALIZED
                                                   ORDINARY   APPRECIATION
                                                     INCOME  (DEPRECIATION)
----------------------------------------------------------------------------

Real Estate Equities                                $ 7,951      $(236,808)
----------------------------------------------------------------------------

International Equity                                 54,279       (838,562)
----------------------------------------------------------------------------


NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average daily net assets at the following annual rates:

Real Estate Equities        First $250 million         0.85%
                            Next $250 million          0.80%
                            Next $500 million          0.75%
                            Over $1 billion            0.65%
---------------------------------------------------------------
International Equity        First $250 million         0.85%
                            Next $250 million          0.80%
                            Next $500 million          0.75%
                            Over $1 billion            0.65%
===============================================================

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.15% of average daily net assets for Real Estate Equities and International Equity. These agreements are effective through July 31, 2020.

Henderson Investment Management Limited ("HIML") is the sub-adviser for Real Estate Equities and International Equity pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average daily net assets as set forth below:

Real Estate Equities        First $250 million         0.35%
                            Next $250 million          0.30%
                            Next $500 million          0.25%
                            Over $1 billion            0.20%
--------------------------------------------------------------
International Equity        First $250 million         0.35%
                            Next $250 million          0.30%
                            Next $500 million          0.25%
                            Over $1 billion            0.20%
===============================================================

Transwestern Securities Management, LLC. ("TSM") is another sub-adviser for Real Estate Equities pursuant to a Sub-Advisory Agreement. TSM receives a fee for its services, paid by HGINA from its management fee.

The Funds bear a portion of the compensation paid to the Compliance Officers of the Trust and HIML. This compensation is reflected as Compliance Officer fees in the Statements of Operations.

At December 31, 2008, HGINA owned the following number of shares in the following Funds:
                                        %         SHARES
----------------------------------------------------------

Real Estate Equities                  100.00     113,057
International Equity                   33.64     105,548
==========================================================


NOTE 4. COMPENSATION OF TRUSTEES
AND OFFICERS

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees' fees and expenses in the Statements of Operations.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments and U.S. government securities, for the Funds during the period ended December 31, 2008, were as follows:
                                PURCHASES          SALES
-----------------------------------------------------------

Real Estate Equities           $2,504,061     $1,511,032
International Equity            7,795,248      3,839,168
===========================================================

The U.S. federal income tax basis of the Funds' investments, excluding foreign currency contracts, at December 31, 2008, and the gross unrealized appreciation and depreciation, were as follows:

                              REAL ESTATE     INTERNATIONAL
                                 EQUITIES            EQUITY
==============================================================

Cost                             $799,271        $2,608,080
--------------------------------------------------------------

Gross unrealized appreciation      30,724            35,542
--------------------------------------------------------------

Gross unrealized depreciation     267,527           873,629
--------------------------------------------------------------

Net unrealized depreciation      (236,803)         (838,087)
==============================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of December 31, 2008.

NOTE 6. SIGNIFICANT CONCENTRATIONS

Real Estate Equities and International Equity invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Real Estate Equities invests a substantial percentage of its assets in REITs (or their equivalents) listed or traded on a regulated market which derive the main part of their revenue from the ownership, management and/or development of real estate.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

NOTE 7. BORROWING ARRANGEMENTS

The Trust has a $175 million credit facility that was entered into to facilitate portfolio liquidity. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating Funds based on their pro-rata portion of the utilized line of credit. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the period ended December 31, 2008.

NOTE 8. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in Amount Redeemed on the Statements of Changes - Capital Stock Activity. There were no redemptions fees during the period ended December 31, 2008.

NOTE 9. RECENT ACCOUNTING STANDARDS

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

     o    Level 1 - quoted prices in active markets for identical investments

     o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds' investments carried at value:

REAL ESTATE EQUITIES
                                          INVESTMENTS IN
VALUATION INPUTS                              SECURITIES
-----------------------------------------------------------

Level 1 - Quoted Prices                         $348,180
-----------------------------------------------------------

Level 2 - Other Significant
Observable Inputs                                214,288
-----------------------------------------------------------

Level 3 - Significant
Unobservable Inputs                                   --
-----------------------------------------------------------

Total                                           $562,468
===========================================================
INTERNATIONAL EQUITY
                                          INVESTMENTS IN
VALUATION INPUTS                              SECURITIES
-----------------------------------------------------------

Level 1 -
Quoted Prices                                 $1,440,419
-----------------------------------------------------------

Level 2 - Other Significant
Observable Inputs                                329,574
-----------------------------------------------------------

Level 3 - Significant
Unobservable Inputs                                    --
-----------------------------------------------------------

Total                                         $1,769,993
===========================================================

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" FAS No. 161("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

HENDERSON GLOBAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson Global Real Estate Equities Fund and the Henderson International Equity Fund (collectively, the "Funds"), comprising the Henderson Global Funds, as of December 31, 2008, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Henderson Global Funds at December 31, 2008, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.



                                                           /S/ Ernst & Young LLP



Chicago, Illinois
February 16, 2009

HENDERSON GLOBAL FUNDS                                         OTHER INFORMATION
                                                                     (UNAUDITED)


PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the period ending June 30, 2008 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling
866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended December 31, 2008. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2009, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854 of the Internal Revenue Code, the Funds designated qualified dividends for the fiscal year ended December 31, 2008 were as follow:

Real Estate Equities                             $ 2,259
International Equity                              51,356
==========================================================

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2008.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

                                                    CLASS I
--------------------------------------------------------------

Real Estate Equities                                   1.15%
--------------------------------------------------------------

International Equity                                   1.15
==============================================================

HENDERSON GLOBAL FUNDS                                         OTHER INFORMATION
                                                                     (UNAUDITED)


Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 5 and 8. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

TABLE 1

                     BEGINNING        ENDING
                       ACCOUNT       ACCOUNT       EXPENSES
                         VALUE         VALUE           PAID
                       JULY 1,  DECEMBER 31,         DURING
ACTUAL                    2008          2008     THE PERIOD*
--------------------------------------------------------------

Real Estate Equities
Class I              $1,000.00       $631.19          $4.72
--------------------------------------------------------------

International Equity
Class I               1,000.00        565.65           4.53
==============================================================

TABLE 2

                     BEGINNING        ENDING
HYPOTHETICAL           ACCOUNT       ACCOUNT       EXPENSES
(ASSUMING A              VALUE         VALUE           PAID
5% RETURN              JULY 1,  DECEMBER 31,         DURING
BEFORE EXPENSES)          2008          2008    THE PERIOD*
--------------------------------------------------------------

Real Estate Equities
Class I              $1,000.00     $1,019.22          $5.84
--------------------------------------------------------------

International Equity
Class I               1,000.00      1,019.22           5.84
==============================================================



* Expenses are equal to the Funds' Class I shares annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 366 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS                                     TRUSTEES AND OFFICERS
                                                                     (UNAUDITED)


                           POSITION(S)     TERM OF                                                  OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                    DIRECTORSHIPS
   AGE(1)                  THE TRUST(2)    TIME SERVED(3)  DURING PAST FIVE YEARS                   HELD
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

   C . Gary Gerst, 69      Chairman        Since 2001      President, KCI Inc. (private s-corporation     None
                           and Trustee                     investing in non-public investments.)

   Roland C. Baker, 70     Trustee         Since 2001      Consultant to financial services industry.     Director, Quanta
                                                                                                          Capital Holdings, Inc.
                                                                                                          (provider of property
                                                                                                          and casualty reinsur-
                                                                                                          ance); Director, North
                                                                                                          American Company for
                                                                                                          Life and Health
                                                                                                          Insurance (a provider
                                                                                                          of life insurance,
                                                                                                          health insurance and
                                                                                                          annuities); Trustee,
                                                                                                          Scottish Widows
                                                                                                          Investment Partnership
                                                                                                          Trust; Trustee, Allstate
                                                                                                          Financial Investment
                                                                                                          Trust; Director, Midland
                                                                                                          National Life Insurance
                                                                                                          Company (an affiliate
                                                                                                          of North American
                                                                                                          Company for Life and
                                                                                                          Health Insurance).

   Faris F. Chesley, 70    Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LLC,     None
                                                           since 2001; Vice Chairman, ABN-AMRO, Inc.
                                                           (a financial services company), 1998-2001.
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

   Sean M. Dranfield(4),   Trustee and     Since 2001      Director, Global Distribution, Henderson       None
    42                     President                       Global Investors.

   Kenneth A. Kalina, 49   Chief           Since 2005      Chief Compliance Officer, HGINA, 2005; Chief   N/A
                           Compliance                      Compliance Officer, Columbia Wanger Asset
                           Officer                         Management, L.P., 2004-2005; Compliance
                                                           Officer, Treasurer and Chief Financial Officer
                                                           Columbia Wanger Asset Management, L.P.,
                                                           2000-2005.

   Alanna N. Nensel, 33    Vice President  Since 2002      Director, Retail Marketing and Product         N/A
                                                           Management, HGINA, since 2006 and
                                                           Associate Director, Head of Marketing and
                                                           Products Management, HGINA, 2003-2006.

   Scott E. Volk, 37       Vice President  Since 2001      Director, Retail Finance and Operations,       N/A
                                                           HGINA.

28

HENDERSON GLOBAL FUNDS                                     TRUSTEES AND OFFICERS
                                                                     (UNAUDITED)


                           POSITION(S)     TERM OF                                                  OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                    DIRECTORSHIPS
   AGE(1)                  THE TRUST(2)    TIME SERVED(3)  DURING PAST FIVE YEARS                   HELD
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Christopher K.          Secretary       Since 2004      Legal Counsel, HGINA, since 2004;        N/A
   Yarbrough, 34                                           Attorney, Bell, Boyd & Lloyd LLP,
                                                           2000-2004.

   Troy M.                 Treasurer       Since September Head of US Fund Administration and       N/A
   Statczar, 37                            2008            Accounting, HGINA, since July 2008,
                                                           Senior Vice President, Citigroup
                                                           2005-2008.

   Richard J. Mitchell, 45 Assistant       Since 2007      Assistant Treasurer, HGINA, since 2007;  N/A
                           Treasurer                       Assistant Treasurer, Bank of New York,
                                                           2006-2007; Supervisor, The BISYS Group;
                                                           2002-2006.

1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of December 31, 2008.
2.   Currently, all Trustees oversee all eleven series of the Trust.
3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.
4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

   THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.800.657.1493.

HENDERSON GLOBAL FUNDS



TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield

OFFICERS
Sean Dranfield, President
Alanna N. Nensel, Vice President
Scott E. Volk, Vice President
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
Richard J. Mitchell, Assistant Treasurer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

TRANSFER AGENT
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

FOR MORE INFORMATION
Please call 1.800.657.1493
or visit our website:
            www.hendersonglobalinvestors.com







The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

                       This page deliberately left blank.

                       This page deliberately left blank.

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

    This notice describes the privacy practices followed by Henderson Global Funds.
    Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.
    In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.
    In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.
    Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.
    For questions concerning this policy, please contact us by writing to:
Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (February, 2009)

ITEM 2. CODE OF ETHICS.

(a) Henderson Global Funds (the "Trust" or the "registrant") has adopted a Code of Ethics that applies to the Trust's principal executive officer and principal financial officer (the "Code").

(b)  No disclosures are required by this Item 2(b).

(c) There have been no amendments to the Code during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)  Not applicable.

(f)  A copy of the Code may be obtained free of charge by calling 866-343-6337.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Trustees of the Trust has determined that it has three audit committee financial experts serving on the Trust's Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

     (2)  The names of the audit committee financial experts are:

                           Roland C. Baker
                           Faris F. Chesley
                           C. Gary Gerst

          Each audit committee financial expert has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

As of December 31, 2008, the registrant had eleven series. The following series of the registrant have a fiscal year ended December 31: Henderson Global Real Estate Equities Fund and Henderson International Equity Fund (the "12/31 Henderson Funds").

The following series of the registrant have a fiscal year ended July 31:
Henderson European Focus Fund, Henderson Global Technology Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Industries of the Future Fund, Henderson International Opportunities Fund, Henderson Japan-Asia Focus Fund, Henderson US Focus Fund and Henderson Worldwide Income Fund (the "7/31 Henderson Funds").

Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by the registrant's principal accountant to the 12/31 Henderson Funds and the 7/31 Henderson Funds. No 2007 information is available for the 12/31 Henderson Funds because the Funds commenced operations in 2008.

(a) Audit Fees - The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

           ---------------------- ------------------------ ---------------------
                                           12/31                   7/31
                                      Henderson Funds         Henderson Funds
           ---------------------- ------------------------ ---------------------
           Year ended 12/31/08           $61,000                    N/A
           ---------------------- ------------------------ ---------------------
           Year ended 7/31/08               N/A                  $208,500
           ---------------------- ------------------------ ---------------------
           Year ended 7/31/07               N/A                  $180,100
           ---------------------- ------------------------ ---------------------

(b) Audit Related Fees - There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and the fiscal year ended December 31, 2008 for the two 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and the fiscal year ended December 31, 2008 for the two 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the Audit Committee as described in paragraph
(e)(1) of this Item 4.

(c) Tax Fees - The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below. These services consisted of the principal accountant reviewing the registrant's excise tax returns, distribution requirements and RIC tax returns, as well as consults regarding the tax consequences of specific investments.

           ---------------------- ------------------------ ---------------------
                                            12/31                  7/31
                                       Henderson Funds        Henderson Funds
           ---------------------- ------------------------ ---------------------
           Year ended 12/31/08            $18,176                   N/A
           ---------------------- ------------------------ ---------------------
           Year ended 7/31/08                N/A                  $93,824
           ---------------------- ------------------------ ---------------------
           Year ended 7/31/07                N/A                  $77,900
           ---------------------- ------------------------ ---------------------

The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

           ---------------------- ------------------------ ---------------------
                                            12/31                  7/31
                                       Henderson Funds        Henderson Funds
           ---------------------- ------------------------ ---------------------
           Year ended 12/31/08               $0                     N/A
           ---------------------- ------------------------ ---------------------
           Year ended 7/31/08                N/A                  $6,300
           ---------------------- ------------------------ ---------------------
           Year ended 7/31/07                N/A                    $0
           ---------------------- ------------------------ ---------------------


(d) All Other Fees - There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) - (c) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this
Item 4.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the "Adviser"), including the fees and other compensation to be paid to the independent auditors. Any member of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement. Pre-approval of non-audit services is not required, if: (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust ("prohibited non-audit services"): (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of
Item 4.

(f) No disclosures are required by this Item 4(f).

(g) The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for services rendered by the principal accountant to the registrant are set forth below.

           ---------------------- ------------------------ ---------------------
                                            12/31                  7/31
                                       Henderson Funds        Henderson Funds
           ---------------------- ------------------------ ---------------------
           Year ended 12/31/08            $18,176                     N/A
           ---------------------- ------------------------ ---------------------
           Year ended 7/31/08                N/A                  $93,824
           ---------------------- ------------------------ ---------------------
           Year ended 7/31/07                N/A                  $77,900
           ---------------------- ------------------------ ---------------------

$620,203 are the approximate aggregate non-audit fees billed in the fiscal year ended December 31, 2008 for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant.

(h) The registrant's Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS



By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 6, 2009



By:      /s/ Troy Statczar
         ------------------
         Troy Statczar
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    March 6, 2009